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                                                                   EXHIBIT 10.62

                                                      Pat Haley
                                                      Monroe County Recorder IN
                                                      IN 2003005517 MTG
                                                      03/03/2003 10:00:25 17 PGS
                                                      Filing Fee:   $43.00

           REAL ESTATE MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

            FOR PURPOSES OF THE SECURITY AGREEMENT AND FIXTURE FILING
                          CONTAINED IN THIS INSTRUMENT
            THE "SECURED PARTY" AND THE "DEBTOR" AND THEIR RESPECTIVE
                            ADDRESSES ARE AS FOLLOWS:

SECURED PARTY:             OLD NATIONAL BANK
                           121 East Kirkwood Avenue
                           Bloomington, Indiana 47408

DEBTOR:                    SYNDICATED BLOOMINGTON I LLC
                           4863 West Vernal Pike
                           Bloomington, Indiana 47404

         THE ADDRESS OF THE SECURED PARTY SHOWN ABOVE IS THE ADDRESS AT WHICH INFORMATION CONCERNING THE SECURED PARTY'S SECURITY INTEREST MAY BE OBTAINED.

         THIS INDENTURE WTTNESSETH, That SYNDICATED BLOOMINGTON I LLC, a Delaware limited liability company, ("Mortgagor"), MORTGAGES AND WARRANTS UNTO OLD NATIONAL BANK, a national banking association ("Mortgagee"), the real estate located in Monroe County, Indiana commonly known as 4863 West Vernal Pike, Bloomington, Indiana, which is more particularly described in Exhibit A, attached hereto and incorporated herein, together with all improvements, structures and buildings now or hereafter located thereon ("Real Estate"),

TOGETHER WITH all tenements, hereditaments, rights, privileges, interests, easements and appurtenances belonging to or in any way appertaining to such Real Estate, and all rents, issues, income and profits thereof, and all fixtures, appliances, apparatus, equipment or articles now or hereafter situated on or used in connection with such Real Estate and owned by Mortgagor including, but not in limitation of the preceding, all gas, water and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, water heaters, air conditioning apparatus and units, refrigerating equipment, refrigerators, cooking apparatus, window screens, awnings, -storm sash, doors and carpeting (which are or shall be attached to said building, structures or improvements), partitions, equipment, personal property of every kind and nature whatsoever now or hereafter owned by Mortgagor and located in, on or about, or used in connection with the Real Estate, whether physically attached to the Real Estate or not, (hereinafter collectively referred to as the "Chattel Property") and it is agreed that all similar fixtures, appliances, apparatus, equipment or articles hereafter placed on such Real Estate by Mortgagor, and owned by Mortgagor, their successors or assigns, including all replacements or substitutions therefor, shall be considered as constituting part of such Chattel Property all to the use and benefit of Mortgagee, its successors and assigns, and Mortgagor transfers and grants to Mortgagee a security interest in all such Chattel Property now or hereafter owned by Mortgagor and located upon the Mortgaged Premises and all personal property of Mortgagor which is described in paragraph 13 hereinbelow. For purposes of this Mortgage, the Real Estate, Chattel Property and Tangible Property shall be collectively referred to as the "Mortgaged Premises".

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                MORTGAGOR HEREBY COVENANTS AND AGREES AS FOLLOWS:

         1. Security. This indenture (hereinafter referred to as the "Mortgage") is given as security for the performance and observance of the covenants and agreements herein contained and contained in any other agreement executed by Mortgagor to Mortgagee in connection with the indebtedness secured hereby, including but not limited to:

         (a) the payment when due of the principal and interest on the indebtedness evidenced by that certain Mortgage Loan Note executed by Mortgagor of even date herewith and payable to the order of Mortgagee in the original principal sum of Two Million Six Hundred Twenty-Five Thousand and No/100 Dollars ($2,625,000.00) and with a maturity date of February 27, 2010 (hereinafter referred as "Note"), with interest thereon at the rate and payable in the manner described in said Note, or as from time to time renewed, amended or extended, at the principal offices of Mortgagee in Bloomington, Indiana, or at such other place as the holder of the Note may from time to time designate by notice in writing to Mortgagor, together with all other documents executed of even date herewith by Mortgagor in favor of Mortgagee (hereinafter collectively referred to as "Security Documents");

         (b) the payment, performance and observance of the obligations as evidenced by that certain Unconditional Unlimited Continuing Guaranty dated as of even date executed by Mortgagor for the benefit of Mortgagee relating to the indebtedness and obligations of Beasley Food Service, Inc. to Mortgagee ("Guaranty"); and

         (c) the payment, performance and observance of all indebtedness, obligations, liabilities, guaranties and agreements of any kind of Mortgagor to Mortgagee, now existing or hereafter arising, direct or indirect (including without limitation any participation or interest of Mortgagee in obligations of Mortgagor to another), acquired outright, conditionally or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, due or not, contractual or tortious, liquidated or unliquidated arising by operation of law or otherwise, and of all agreements, documents and instruments evidencing any of the foregoing or under which any of the foregoing may have been issued, created, assumed or guaranteed

(such obligations hereinabove described collectively hereinafter referred to as the "Obligations").

         2. Promise to Pay. Mortgagor promises to pay all installments of the principal of and interest on the indebtedness and the Obligations as and when the same respectively become due, as provided in Note and this Mortgage, all without relief from valuation and appraisement laws, and with attorneys' fees.

         3. Title to Mortgaged Premises and Lien of Mortgage. Mortgagor is the owner in fee simple of the Real Estate and has full power to mortgage the same; Mortgagor has good and valid title to the Chattel Property free and clear of all security interests and encumbrances and has full power to grant a security interest in the same; and the Real Estate is free and clear of any and all liens and encumbrances, use restrictions of record, zoning ordinances, rights-of-way and easements of record, rights of tenants now in possession, except such liens, encumbrances, rights of tenants now in possession and zoning ordinances which do not materially detract from the value of such property (with no attribution of value detraction under the Lease by which the tenant now in possession occupies the Mortgaged Premises) or its usefulness for the purposes intended by Mortgagor, and the lien of current taxes and assessments not delinquent. Mortgagor will make any further assurances of title that Mortgagee may require and will

                                       -2-

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warrant and defend the Mortgaged Premises against all adverse claims and demands whatsoever. This Mortgage creates a continuing lien to secure the full and final payment of the Note and the performance of the other Obligations.

         4. Insurance. Mortgagor will assure and confirm to the reasonable satisfaction of Mortgagee the maintenance at all times of Fire, Extended Coverage, Vandalism, Malicious Mischief and other hazard insurance with respect to the Mortgaged Premises, and public liability insurance with such insurance companies and in forms and amounts as are acceptable to and approved by Mortgagee against loss or destruction on account of fire, windstorm or other such hazards, casualties and contingencies customarily insured against, and injury to the person or property, including, without limiting the generality thereof, rents loss insurance in an amount equal to one year of gross rental, and such flood, and/or earthquake insurance as may be reasonably required by Mortgagee. All insurance policies are to be held by and, to the extent of its interests, for the benefit of and first payable in case of loss to Mortgagee, and Mortgagor shall deliver to Mortgagee a new policy as replacement for any expiring policy at least fifteen (15) days before the date of such expiration.

         All such policies of insurance shall contain waiver of subrogation clauses and shall have attached thereto the non-contributory New York Standard Mortgagee clause or its equivalent in favor of Mortgagee with cancellation only upon at least ten (10) days' prior written notice to Mortgagee. All amounts recoverable under any policy are hereby assigned to Mortgagee and, in the event of a loss, Mortgagor will give immediate notice by mail to Mortgagee, and Mortgagee may make proof of loss if not made promptly by Mortgagor. Each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Mortgagee rather than to Mortgagee and Mortgagor jointly. In the event of damage or destruction to the Mortgaged Premises, Mortgagee shall receive the entire proceeds of any insurance payable; provided, however, so long as no uncured Event of Default (as defined in Section 16 hereof) exists and such damage or destruction can be repaired prior to the maturity of the Note, such proceeds shall, at the option of Mortgagor, be made available to restore the Mortgaged Premises to the same condition as existed immediately prior to such casualty. In the event such proceeds are insufficient to effect such restoration, Mortgagee shall have no obligation to make such proceeds available to restore the Mortgaged Premises unless the Mortgagor furnishes satisfactory evidence of the availability of funds to complete such restoration. In the event that Mortgagor elects to apply such insurance proceeds to restoration of the Mortgaged Premises and such insurance proceeds exceed the total cost of restoration, such excess proceeds shall be retained by Mortgagee and applied to reduce the then-outstanding Obligations.

         Mortgagor will not do or suffer to be done anything which will increase the risk of fire or other hazard to the Mortgaged Premises or any part thereof without first causing such increased risk to be fully and adequately covered by insurance. Insurance as above-described shall also be obtained on all fixtures and personal property used by Mortgagor in connection with the Real Estate to the extent that the value thereof is not otherwise included in the insurance on the Mortgaged Premises. In the event of foreclosure of this Mortgage or other transfer of title of the Mortgaged Premises in extinguishment of the Obligations, all right, title and interest of Mortgagor, in and to any insurance policies then in force shall pass to the purchaser or grantee of the Mortgaged Premises.

         In the event that, prior to the extinguishment of the Obligations, there exists any claim under any hazard insurance policies which shall not have been paid and distributed in accordance with the terms of this Mortgage, and any such claims shall be paid after the extinguishment of the Obligations, and the foreclosure of this Mortgage, transfer of title to the Mortgaged Premises, or extinguishment of the

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Obligations shall have resulted in extinguishment of the Obligations for an amount less than the total of the unpaid principal balance together with accrued interest plus costs of litigation, attorneys' fees, title insurance and all other costs and expenses incurred by Mortgagee in any action involving such extinguishment, then, without limitation, that portion of the payment in satisfaction of the claim which is equal to the difference between the total amount of the aforementioned amounts due Mortgagee and the amount in extinguishment of the Obligations received by Mortgagee shall belong to and be the property of Mortgagee and shall be paid to Mortgagee, and Mortgagor hereby assigns, transfers and sets over to Mortgagee all of Mortgagor's right, title and interest in and to said sum. The balance, if any, shall belong to Mortgagor. Notwithstanding the above, Mortgagor shall retain an interest in the insurance policies above-described during any redemption period.

         5. Taxes. Mortgagor will pay, before the same become delinquent or any penalty for non-payment attaches thereto, all taxes, assessments and charges of every nature now or hereafter levied or assessed against or upon the Mortgaged Premises, or any part thereof, or upon the rents, issues, income or profits therefrom, which by reason of non-payment could become a lien prior or junior to this Mortgage, except such as are being contested by appropriate proceedings and for which an adequate reserve is maintained, whether any or all of said taxes, assessments or charges be levied directly or indirectly or as excise taxes or as income taxes, and will submit to Mortgagee such evidence of the timely payment of such taxes, assessments and charges as Mortgagee may require, and Mortgagor will also pay all taxes, assessments or charges which may be levied on this Mortgage or the Note secured hereby, excepting any state or federal income taxes or state intangibles taxes. In default thereof, Mortgagee may pay such taxes, assessments and other similar charges, of which payment, amount and validity thereof the receipt of the proper officer shall be conclusive evidence, and all sums so paid shall bear interest at the highest rate set forth in the Note, shall be payable on demand, and shall be fully secured by this Mortgage and the Security Documents.

         6. Care of Mortgaged Premises. Mortgagor will keep the Mortgaged Premises in good, order, repair and condition at all times and will not commit waste or allow waste to be committed against the Mortgaged Premises. Mortgagor will not commit or allow the commission of any violation of any law, regulation, ordinance or contract affecting the Mortgaged Premises and will not commit or allow any demolition, removal or material alteration of any of the buildings or improvements (including fixtures) constituting a part of the Mortgaged Premises without the prior written consent of Mortgagee. Mortgagee shall at reasonable times during normal business hours have free access to the Mortgaged Premises for the purposes of inspection and the exercise of its rights hereunder.

         7. Advancements to Protect Security. If Mortgagor shall neglect or refuse to keep the Mortgaged Premises in good repair consistent with the manner in which the Mortgaged Premises have been maintained, to maintain and to pay the premiums for insurance which may be required, or to pay and discharge all taxes, assessments and charges of every nature assessed against Mortgagor or the Mortgaged Premises, so as to protect and preserve the security intended by this Mortgage, all as provided for under the terms of this Mortgage, or to pay all liens and encumbrances when due, whether such liens or encumbrances are permitted by Mortgagee or not, or if Mortgagor shall permit any lien or encumbrance on the Mortgaged Premises to be in default, Mortgagee may, at its option, cause such repairs or replacements to be made, obtain such insurance or pay said taxes, assessments, charges and pay such liens and encumbrances and cure such defaults thereunder. Any amounts paid as a result thereof, together with interest at the per annum rate equal to the default rate of interest under the Note from the date of payment, shall be immediately due and payable by Mortgagor to Mortgagee, and until paid shall be added to and become a part of the Obligations. Further, the same may be collected by Mortgagee in any suit hereon or

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upon the Note, or Mortgagee, by payment of any tax, assessment or charge, may, at its discretion, be subrogated to the rights of the governmental subdivision levying such tax, assessment or charge. No such advances shall be deemed to relieve Mortgagor from any default hereunder or impair any rights or remedy of Mortgagee, and the exercise by Mortgagee of the right to make advances shall be optional with Mortgagee and not be obligatory and Mortgagee shall not in any case be liable to Mortgagor for a failure to exercise any such right. Any and all such advances shall, without exception, be superior and prior to any other claims against the Mortgaged Premises unless such claimant shall have provided to Mortgagee written notice at least ten (10) business days prior to such advancement by Mortgagee of such claimant's intent that its claim or claims shall be superior to the claims of Mortgagee with respect to Mortgagee's future advances.

         8. Condemnation. All awards made by any public or quasi-public authority for damages to the Real Estate by virtue of an exercise of the right or threat of eminent domain by such authority, including any award for a taking of title, possession or right of access to a public way, or for any change of grade of streets affecting the Real Estate, are hereby assigned to Mortgagee; and Mortgagee, at its option, is hereby authorized, directed and empowered to collect and receive the proceeds of any such award to the extent of the Obligations or payable under this Mortgage from the authorities making the same and to give proper receipts and acquittances therefor; provided, however, as long as no uncured Event of Default exists and the portion of the Mortgaged Premises condemned may be replaced or restored to a condition satisfactory to Mortgagee prior to the maturity of the Note, such condemnation proceeds shall, at the option of Mortgagor, be available to restore the Mortgaged Premises to substantially the same condition as existed immediately prior to such condemnation proceeding. In the event such proceeds are insufficient to effect such restoration, Mortgagee shall have no obligation to make such proceeds available to restore the Mortgaged Premises unless the Mortgagor furnishes satisfactory evidence of the availability of funds to complete such restoration. In the event that Mortgagor elects to apply such condemnation proceeds to the restoration of the Mortgaged Premises and such condemnation proceeds exceed the total cost of restoration, such excess proceeds shall be retained by Mortgagee and applied to reduce the then-outstanding Obligations. Mortgagee is authorized, at its option, to appear in and prosecute in its own name any action or proceeding or to make any compromise or settlement in connection with such taking or damage to the extent of Mortgagee's interest and, with consent and joinder of Mortgagor, to make any compromise or settlement in connection with such taking or damage. Mortgagor will, upon request by Mortgagee, execute and deliver any and all assignments and other instruments Sufficient for the purpose of assigning all proceeds from such awards to Mortgagee free and clear and discharged of any and all encumbrances or claims of any kind or nature whatsoever.

         9. Covenant Against Sale, Other Liens and Other Security Interests, Violation of Laws and Environmental Matters and Indemnification.

         A. Mortgagor covenants and agrees not to sell or transfer all or any part of the legal or equitable title or ownership of the Mortgaged Premises in any manner without the prior written consent of Mortgagee, which consent may be withheld with or without cause, if incidental to such sale or transfer the Obligations are not fully repaid and satisfied. In the event of any such sale or transfer of all or any part of the Mortgaged Premises to which Mortgagee has not consented, the purchaser or transferee shall be deemed to have assumed and agreed to pay the indebtedness and Obligations owing Mortgagee hereunder, whether or not an instrument evidencing such sale or transfer expressly so provides, and Mortgagee may deal with such new owner or owners with reference to the debt secured hereby in the same manner as if the new purchaser or transferee were Mortgagor; provided, however, that no such dealings shall in any way discharge Mortgagor's liability hereunder or upon the Obligations.

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         B.       Mortgagor hereby covenants that no lien of any mechanics or materialmen has attached, or may validly attach, to the Real Estate or any part thereof except such as are being contested by appropriate proceedings; that Mortgagor will pay all sums which if not paid may result in the acquisition or creation of a lien prior to or of equal priority with or junior to the lien of this Mortgage (except such as are being contested by appropriate proceedings) or which may result in conferring upon a tenant of any part of the Mortgaged Premises a right to recover such sums as prepaid rent or as a credit or offset against any future rental obligation; that Mortgagor will not use the Mortgaged Premises for any purpose which violates any federal or state law, governmental regulation or local ordinance; and, that Mortgagor will not grant any other lien or security interest on any part of the Mortgaged Premises without full disclosure to and prior written consent by Mortgagee. Mortgagor shall not acquire any equipment or fixtures covered by this Mortgage or the Security Documents subject to any security interest or other charge or lien, having priority over the lien or security interest granted under this Mortgage or the Security Documents without the prior written consent of Mortgagee.

         C. Mortgagor covenants and agrees that in the ownership, operation and management of the Mortgaged Premises Mortgagor will observe and comply with all applicable federal, state and local statutes, ordinances, regulations, orders and restrictions, including, without limitation, all zoning, building, code, environmental protection and equal employment opportunities statutes, ordinances, regulations, orders and restrictions. Mortgagor represents and covenants that it and any tenant of space in the Mortgaged Premises will not generate, store, handle, or otherwise deal with hazardous substances on the Mortgaged Premises which conduct shall violate any applicable laws, statutes, rules or regulations, both federal and local.

         D. Mortgagor covenants and agrees that Mortgagor will not grant, consent to, or allow to remain unpaid any liens, encumbrances, judgments, taxes, or other claims against the Mortgaged Premises, whether prior or subordinate to the rights of Mortgagee therein, without the prior written consent of Mortgagee.

         E.       Mortgagor covenants, warrants and represents that:

                  (i) Mortgagor has not used Hazardous Materials (as defined below) on, from or affecting the Mortgaged Premises in any manner which violates federal, state or local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Material and, to the best of Mortgagor's knowledge, no prior owner of the Mortgaged Premises or any existing or prior tenant, or occupant has used Hazardous Materials on, from or affecting the Mortgaged Premises in any manner which violates federal, state or local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials;

                  (ii) Mortgagor has never received any notice of any violations (and is not aware of any existing violations) of federal, state or local laws, ordinances, rules, regulations or policies governing, the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal or Hazardous Materials at the Mortgaged Premises and, to the best of Mortgagor's knowledge, there have been no actions commenced or threatened by any party for noncompliance which affects the Mortgaged Premises.

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                  (iii) Mortgagor shall keep or cause the Mortgaged Premises to be kept free of Hazardous Materials except to the extent that such Hazardous Materials are stored and/or used in compliance with all applicable federal, state and local laws and regulations; and, without limiting the foregoing, Mortgagor shall not cause or permit the Mortgaged Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce, or process Hazardous Materials, except in compliance with all applicable federal, state and local laws and regulations, nor shall Mortgagor cause or permit, as result of any intentional or unintentional act or omission on the part of Mortgagor or any tenant, subtenant or occupant, a release, spill, leak or emission of Hazardous Materials onto the Real Estate or onto any other contiguous property;

                  (iv) Mortgagor shall conduct and complete all investigations including a comprehensive environmental audit, studies, sampling and testing, and all remedial, removal and other actions necessary to clean up and remove all Hazardous Materials on, under, from or affecting the Mortgaged Premises as required by all applicable federal, state and local laws, ordinances, rules, regulations and policies, to the satisfaction of Mortgagee, and in accordance with the orders and directives of all federal, state and local governmental authorities. If Mortgagor fails to conduct an environmental audit required by Mortgagee, then Mortgagee may at its option and at the expense of Mortgagor, conduct such audit.

         Subject to the limitations set forth below, Mortgagor shall defend, indemnify, and hold harmless Mortgagee, its employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses, including, without limitation, attorney's and consultant's; fees, investigation and laboratory fees, court costs and litigation expenses, known or unknown, contingent or otherwise, arising out of or in any way related to (1) the presence, disposal, release, or threatened release of any Hazardous Materials on, over, under from or affecting the Mortgaged Premises or the soil, water, vegetation, buildings, personal property, persons or animals, (2) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to Hazardous Materials on the Mortgaged Premises, (3) any lawsuit brought or threatened, settlement, reached or government order relating to such Hazardous Materials with respect to the Mortgaged Premises, and/or (4) any violation of laws, orders, regulations, requirements or demands of government authorities or any policies or requirements of Mortgagee, which are based upon or in any way related to such Hazardous Materials used upon the Mortgaged Premises. The indemnity obligations under this paragraph are specifically limited as follows:

         A. Mortgagor shall have no indemnity obligation with respect to Hazardous Materials that are first introduced to the Mortgaged Premises or any part of the Real Estate subsequent to the date that Mortgagor's interest in and possession of the Mortgaged Premises or any part of the Mortgaged Premises shall have fully terminated by foreclosure of this Mortgage or acceptance of a deed in lieu of foreclosure;

         B. Mortgagor shall have no indemnity obligation with respect to any Hazardous Materials introduced to the Mortgaged Premises or any part of the Real Estate by Mortgagee, its successors or assigns.

         Mortgagor agrees that in the event this Mortgage is foreclosed or Mortgagor tenders a deed in lieu of foreclosure, Mortgagor shall deliver the Mortgaged Premises to Mortgagee free of any and all Hazardous Materials which are then required to be removed (whether over time or immediately) pursuant to applicable federal, state and local laws, ordinances, rules or regulations affecting the Mortgaged Premises.

                                       -7-

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         For purposes of this Mortgage, "Hazardous Materials" includes, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials defined in the Solid Waste Disposal Act, 42 U.S.C. Section 6901 et seq; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq; ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq; the Clean Air Act, 42 U.S.C. Section 7401 et seq; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq; and the Safe Drinking Water Act, 42 U.S.C. Section 300 f et seq and in the regulations adopted and publications promulgated pursuant thereto, or any other federal, state or local governmental law, ordinance, rule or regulation.

         The provisions of this Section shall be in addition to any and all other obligations and liabilities Mortgagor may have to Mortgagee under any Security Documents, and at common law, and shall survive (1) the extinguishment of the Obligations, (2) the satisfaction of all of the other obligations of Mortgagor in the Mortgage and under any Security Documents, (3) the discharge of this Mortgage, and (4) the foreclosure of this Mortgage or acceptance of a deed in lieu of foreclosure. Notwithstanding anything to the contrary contained in this Mortgage, it is the intention of Mortgagor and Mortgagee that the indemnity provisions of this Section shall only apply to an action commenced against any owner or operator of the Mortgaged Premises in which any interest of Mortgagee is threatened or any claim is made against Mortgagee for the payment of money.

         In addition to the representations, warranties and covenants of Mortgagor contained in this Mortgage, Mortgagor has executed and delivered to Mortgagee an Environmental Certificate (the "Certificate") of even date, which Certificate contains certain representations, covenants and indemnification obligations on the part of Mortgagor and provides to Mortgagee certain rights, inter alia, entry and mitigation. This provision is included for the purpose of giving notice of the existence of the Certificate, to which reference is made for the full description of the rights and duties of Mortgagor and Mortgagee. ' This provision shall in no way affect the terms and conditions of the Certificate or the interpretation of the rights and duties of Mortgagor and Mortgagee thereunder.

         10. Escrow Deposits. Upon an event of default under this Mortgage, at the sole option of Mortgagee, Mortgagor will pay to Mortgagee, on dates upon which interest is payable, such amounts as Mortgagee from time to time estimates as necessary to create and maintain a reserve fund from which to pay at least thirty (30) days before the same become due all rental payments, real property taxes, personal property taxes, assessments, liens and charges on or against the Real Estate and the Chattel Property and premiums for insurance as herein covenanted to be furnished by Mortgagor. Payments from such reserve fund for such purposes may be made by Mortgagee at its discretion and any deficiency in said fund shall be immediately due and payable to Mortgagee by Mortgagor. Such payments shall not be, nor deemed to be, trust funds but may be commingled with the general funds of Mortgagee, and no interest shall be payable in respect thereof. Mortgagor shall furnish Mortgagee with all bills, statements and invoices with respect to such taxes, insurance premiums and other items for the payment of which the escrow is created, at least ten (10) days prior to the due date thereof. In the event of any default under the terms of the Note, this Mortgage or the Security Documents, any part or all of said reserve fund may be applied to the Obligations and, in refunding any part of said reserve fund, Mortgagee may deal with any person or party represented to be the owner of the Mortgaged Premises at that time.

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         11.      Assignment of Leases and Rents. Mortgagor hereby assigns and transfers to Mortgagee all the rents and revenues of the Mortgaged Premises, including those now due, or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Mortgaged Premises, regardless of to whom the rents and revenues of the Mortgaged Premises are payable. Mortgagor hereby authorizes Mortgagee or Mortgagee's agents to collect the aforesaid rents and revenues and hereby directs each tenant of the Mortgaged Premises to pay such rents to Mortgagee or Mortgagee's agents; provided, however, that prior to written notice given by Mortgagee to Mortgagor of the breach by Mortgagor of any covenant or agreement of Mortgagor in this Mortgage, Mortgagor may collect and receive all rents and revenues of the Mortgaged Premises. Upon delivery of written notice by Mortgagee to Mortgagor of the breach by Mortgagor of any covenant or agreement of Mortgagor in this Mortgage, and without the necessity of Mortgagee entering upon and taking and maintaining full control of the Mortgaged Premises in person, by agent or by a court-appointed receiver, Mortgagee shall immediately be entitled to possession of all rents and revenues of the Mortgaged Premises as specified in this Section 11 as the same become due and payable, including but not limited to rents then due and unpaid, and all such rents shall immediately upon delivery of such notice be held by Mortgagor as trustee for the benefit of Mortgagee only; provided, however, that the written notice by Mortgagee to Mortgagor of the breach by Mortgagor shall contain a statement that Mortgagee exercises its rights to such rents. Mortgagor agrees that commencing upon delivery of such written notice of Mortgagor's breach by Mortgagee to Mortgagor, each tenant of the Mortgaged Premises shall make such rents payable to and pay such rents to Mortgagee or Mortgagee's agents on Mortgagee's written demand to each tenant therefor, delivered to each tenant personally or by mail, without any liability on the part of said tenant to inquire further as to the existence of a default by Mortgagor.

         Upon request by Mortgagee, Mortgagor will assign to Mortgagee, as further security for the Obligations, its interest, as lessor, in any or all leases of all or any portion of the Mortgaged Premises and in any licenses, permits, agreements or contracts pertaining to the Mortgaged Premises. Such assignments are to be made by instruments in form satisfactory to Mortgagee, but no such assignment shall be construed as a consent by Mortgagee to any lease, license, permit, agreement or contract so assigned or impose upon Mortgagee any obligations with respect thereto. Except for dealings in the ordinary course of business which are in the best interests of both Mortgagor and Mortgage, Mortgagor will not cancel any of the leases now or hereafter assigned to Mortgagee nor terminate or accept a surrender thereof or reduce the payment of the rent thereunder or modify any of the said leases or accept any prepayment of rent (except any amount which may be required to be prepaid by the terms of any such lease) without first obtaining, on each occasion, the prior written consent of Mortgagee. Mortgagor will perform all of its obligations as lessor under all of the leases now or hereafter assigned to Mortgagee. Mortgagor has this date executed a separate Assignment of Leases and Rents with respect to the Mortgaged Premises. To the extent that this Mortgage and that instrument are inconsistent or conflict with each other, the Assignment of Leases and Rents will control.

         12. Subrogation. If the proceeds of the Obligations, or any part thereof, or any amount paid out or advanced by Mortgagee, be used directly, or indirectly to pay off, discharge or satisfy, in whole or in part, any prior lien or encumbrance upon said Mortgaged Premises or any part thereof, then Mortgagee shall be surrogated to the rights of the holder of such lien or encumbrance, although such lien or encumbrance may have been released of record.

         13. Security Interest. Mortgagor hereby grants and transfers to Mortgagee a security interest in all machinery, equipment, appliances, improvements, furniture, fixtures and other tangible personal property now owned or hereafter acquired by Mortgagor attached to, located on, forming a part of, or used in connection with the Real Estate and owned by Mortgagor, all property of like kind or type hereafter acquired by Mortgagor in substitution or replacement thereof, together with all tools, accessories, parts, equipment, and accessions now in, attached to, or which may hereafter at any time be placed in or added to the above-described property and owned by Mortgagor, including all after-acquired property, replacements, and proceeds thereof (including tort claims and insurance) ("Tangible Collateral"); and all rents, royalties, income, security deposits, funds, proceeds and/or profits received or receivable by Mortgagor from all leases, rental agreements, or occupancies of the Real Estate, and all accounts, contract rights, and general intangibles, and the proceeds thereof ("Cash Collateral") (said Tangible Collateral and Cash Collateral being collectively referred to as the "Chattel Property"); to secure the payment of the Obligations and any extensions or renewals thereof and any other liabilities of Mortgagor in favor of Mortgagee, direct or indirect, absolute or contingent, now existing or hereafter arising, all of which Mortgagor agrees to pay without relief from valuation or appraisement laws and with attorneys' fees; and the payment of any and all future advances that may be made by Mortgagee to Mortgagor during the term of this Mortgage shall likewise be secured by the Chattel Property, equally with and to the same extent as monies originally advanced under this Mortgage and the Security Documents. The Chattel Property has been or is being acquired for business use. Mortgagor now has or will acquire clear and unencumbered title to the Chattel Property now in its possession or to be acquired and, except for the security interest granted herein, Mortgagor will at all times keep the Chattel Property free from any adverse lien, security interest, or encumbrance, except as expressly set forth in the Security Documents. The security interest hereby granted shall continue until full performance by Mortgagor of all conditions and obligations of the Note and this Mortgage. Mortgagor shall be entitled to possession of the Chattel Property until default, but shall use the Chattel Property in a careful and prudent manner, maintain the Chattel Property in good repair, pay all taxes and other charges thereon when due, and defend the Chattel Property at all times against any claims during the duration of this Mortgage. Except for removal to repair the Chattel Property, Mortgagor shall not permit the Chattel Property to be removed from the Real Estate without the prior written consent of Mortgagee. Upon any default, Mortgagee, at its option and without notice or demand, shall be entitled to enter upon the Real Estate to take immediate possession of the Chattel Property or to render the same unusable. Upon request, Mortgagor shall assemble and make the Chattel Property available to Mortgagee at a place to be designated by Mortgagee which is reasonably convenient to both parties. Upon repossession, Mortgagee may propose to retain the Chattel Property in partial satisfaction of the Obligations or sell all or any portion of the Chattel Property at public or private sale in accordance with the Uniform Commercial Code as adopted in Indiana or any other applicable statute. In the further event that Mortgagee shall dispose of any or all of the Chattel Property after default, the proceeds of disposition shall be first applied in the following order: (a) to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, (b) to the reasonable attorneys' fees and legal expenses incurred by Mortgagee, and (c) to the satisfaction of the Obligations. Mortgagor agrees to release and hold harmless Mortgagee from any and all claims arising out of the repossession of the Chattel Property. Mortgagor hereby authorizes Mortgagee to execute and file financing statements signed only by a representative of Mortgagee covering the security interest of Mortgagee in the Chattel Property.

         14. Expenses of Mortgagee. Mortgagor hereby indemnifies Mortgagee and agrees to save it harmless from any and all loss, damage or expense, including attorneys' fees, resulting from or arising out of the execution and delivery of this Mortgage and the terms hereof and the same is made a part of the Obligations. All sums paid by Mortgagee, including attorneys' fees, to cure default by Mortgagor hereunder, for the expense of any litigation to prosecute or defend the rights and lien created hereby in any action or proceeding to which Mortgagee is made a party by reason of this Mortgage, the Security Documents or the Note, or in which it becomes necessary to defend or uphold the lien of this Mortgage or the Security Documents, shall be paid by Mortgagor to Mortgagee, together with interest thereon from date of payment at a per annum rate equal to the default rate of interest under the Note, and any such sums and interest thereon shall be immediately due and payable and secured hereby, having the benefit of the lien hereby created as a part thereof and with its priority, all without relief from valuation or appraisement laws.

         15. Change of Laws. In the event of the enactment after the date hereof of any law of the State of Indiana imposing upon Mortgagee the payment of the whole or any part of the taxes or assessments for charges and liens herein required to be paid by Mortgagor, or the passing or creation of any law deducting from the value of the Mortgaged Premises any lien thereon for the purpose of taxation of Mortgagee, or changing in any way the laws now in force for the taxation of mortgages, or the Obligations, or changing the manner of collection of any such taxation from Mortgagor so as to affect this Mortgage or the Obligations, then in such event Mortgagor, upon demand by Mortgagee, shall pay such taxes or assessments or reimburse Mortgagee therefor; provided, however, that if it is unlawful for Mortgagor to make such payment, or the making of such payment would impose a rate of interest beyond the maximum permitted by law, then and in such event, such payments by Mortgagor shall be delayed until the earliest interest payment dates under the Note on which the receipt thereof would be permissible under the laws applicable to Mortgagee limiting rates of interest which may be charged or collected by Mortgagee.

         16. Events of Default. The occurrence of any one or more of the following events shall be deemed to be an event of default ("Event of Default") under this Mortgage:

                  (a) Failure to pay the Note or Guaranty according to their respective terms;

                  (b) Breach of any covenant or agreement contained in the Security Documents or any other writing executed by Mortgagor in connection with the Obligations (other than the Note), which breach is not cured within fifteen (15) days;

                  (c) The filing by Mortgagor of a petition in voluntary bankruptcy or under any Chapter of the Federal Bankruptcy Code or other similar law, state or federal, whether now or hereafter existing, or an answer admitting insolvency or inability to pay its debts, or failure to obtain a vacation or stay of involuntary bankruptcy or insolvency proceedings within sixty (60) days;

                  (d) The adjudication of Mortgagor as a bankrupt, or the appointment of a trustee or receiver for Mortgagor or for all or substantially all of its property in any involuntary proceeding, or the taking of jurisdiction by any court over the property of Mortgagor or of substantially all thereof in any involuntary proceeding for the reorganization, dissolution, liquidation or winding up of Mortgagor and the failure to discharge such trustee or receiver or relinquish such jurisdiction or vacate or stay on appeal or otherwise stay such proceedings within sixty (60) days;

                  (e) The making by Mortgagor of an assignment for the benefit of creditors or the admission by Mortgagor in writing of its inability to pay its debts generally as they become due, or the consent by Mortgagor to the appointment of a receiver or trustee or liquidator of all of its properties or substantially all thereof;

                  (f) Default, including foreclosure and/or sale of the Chattel Property under any other obligations secured by all or any part of the Real Estate or Chattel Property, whether or not such obligation has been consented to by Mortgagee prior to such default;

                  (g)      Abandonment of the Mortgaged Premises by Mortgagor;

                  (h) Failure to pay or breach of any covenant or agreement associated with any other obligation, indebtedness or liability owed to Mortgagee by Mortgagor or any entity related to or affiliated with Mortgagor, which breach or failure is not cured within any applicable cure period;

                  (i) Breach of any warranty, representation, certification or statement contained in the Security Documents or in any other certification or other agreement or document executed or delivered in connection with the Security Documents evidencing the Obligations;

                  (j) Any material adverse change in the financial, operating or other condition of Mortgagor; or

                  (k) The Mortgagor or any entity affiliated with Mortgagor shall fail to pay any material indebtedness due any person or entity and such failure shall continue beyond any applicable grace period and result in the acceleration of such indebtedness, or the Mortgagor or any entity affiliated with Mortgagor, shall suffer to exist beyond any applicable grace period any other event of default under any material agreement binding the Mortgagor or such other affiliated entity provided such event of default has not been waived in writing by the appropriate party or parties to such agreement in each case, the result of which has or could have a material adverse effect upon the business or future prospects of Mortgagor when considered as a whole.

         17. Remedies Following an Event of Default. In the event of the occurrence of one or more of the above Events of Default, Mortgagee may, in its sole discretion,

                  (a) Withhold disbursement of any undisbursed loan proceeds and declare all of the Obligations secured hereby to be immediately due and payable, without notice or demand; and/or

                  (b) Foreclose this Mortgage without relief under valuation and appraisement laws; and/or

                  (c) Apply for and be entitled to the appointment of a receiver, the appointment of which is hereby consented to by Mortgagor without notice thereof, and such receiver is hereby authorized to take possession of the Mortgaged Premises, collect any rental, accrued, or to accrue, whether in money or in kind,, for the use or occupancy of said Mortgaged Premises by any persons, firm or corporation, and may let or lease the Mortgaged Premises or any part thereof, receive the rents, income and profits therefrom, and hold the proceeds subject to the orders of the court, or the judge thereof, for the benefit of Mortgagee, pending the final decree in the proceedings pursuant to which the receiver has been appointed, and during any period allowed by law for the redemption from any sale ordered in foreclosure proceedings, and said receiver may be appointed irrespective of the value of the Mortgaged Premises or its adequacy to secure or discharge the Obligations due or to become due or the solvency of Mortgagor; and/or

                  (d) Take possession of and hold the Mortgaged Premises, with or without process of law, and collect the rents and profits therefrom, applying same to the charges and payments due under the conditions of this Mortgage so long as default shall continue, which such taking of possession shall in no way waive the right of Mortgagee to exercise the other remedies set forth herein because of a default.

         In the event Mortgagee elects one or more of the above remedies upon default, Mortgagor agrees to pay all of the costs and expenses of Mortgagee incurred in pursuance of such remedy or remedies, including without limiting the generality thereof, attorneys, fees, all costs of collection, late payment penalties, abstracts of title or title insurance, hazard insurance on the Mortgaged Premises, real property taxes on the Real Estate and personal property taxes on the Chattel Property which are paid or incurred by Mortgagee, repairs, maintenance, and replacements of the Mortgaged Premises which are paid, advanced or incurred by Mortgagee, payments by Mortgagee to holders of liens or encumbrances on the Mortgaged Premises which are then due and payable, and interest commencing with the date of default, calculated at the default rate set forth in the Note, compounded monthly, on the sum of the above costs and expenses plus the unpaid principal balance of the Obligations, and interest unpaid prior to the date of default, which shall become a part of the Obligations and collectible as such. In the event of the foreclosure of this Mortgage, the abstracts of title or title insurance policies and the policies of hazard insurance shall become the absolute property of Mortgagee.

         In the event the Mortgaged Premises are sold under foreclosure and the proceeds together with the rents, issues, income and profits collected by Mortgagee are insufficient to pay the total Obligations, Mortgagee shall be entitled to a deficiency judgment against Mortgagor.

         18. Non-Waiver of Default. No failure by Mortgagee in the exercise of any of its rights under this Mortgage shall preclude Mortgagee from the exercise thereof in the event of subsequent Event of Default, and no delay by Mortgagee in the exercise of its rights under this Mortgage shall preclude Mortgagee from the exercise thereof so long as Mortgagor is in default hereunder. Mortgagee may enforce any one or more of its rights or remedies hereunder successively or concurrently.

         19. Modification of Obligations and Release of Collateral. Mortgagee at its option may extend the time for the payment of the Obligations or reduce the payments thereon or accept a renewal note or notes therefor or release all or part of the Mortgaged Premises without the consent of any junior lienholder of Mortgagor if Mortgagor has then parted with title to Mortgaged Premises. No sale of the Mortgaged premises or forbearance on the part of Mortgagee or its assigns, or extension of the time for the payment of the Obligations or reduction in payments, or acceptance of renewals or release of all or part of the Mortgaged Premises shall affect the priority of this Mortgage or Security Documents or the security hereof or shall operate to release, modify, change or affect the original liability of Mortgagor herein or a subsequent mortgagor, surety or guarantor, either in whole or in part, nor shall the full force and effect of the security of this Mortgage and Security Documents be altered thereby.

         20. Rights of Successors. The covenants herein contained shall bind, and the benefits and advantages shall inure to, the respective legal representatives, successors and assigns of the parties hereto.

         21. Applicable Law. This Mortgage is executed under and shall be construed in accordance with the laws of the State of Indiana, without reference its conflict of laws provisions.

         22. Interpretation. In the event this Mortgage is executed by more than one person, firm or corporation, the liability of the undersigned parties shall be joint and several. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall include all genders. The term "Mortgagee" shall include any payee of the Obligations or any transferee thereof, whether by operation of law or otherwise. Descriptive headings are for convenience only and shall be deemed to not affect the meaning or construction of any provision hereof.

         23. Authority. Mortgagor is a limited liability company duly organized and validly existing under the laws of the State of Delaware. The undersigned, on behalf of Mortgagor, has the power, authority and legal right to execute, deliver and perform this Mortgage.

         24. Fixture Filing. From the date of its recording, this Mortgage (as provided in Indiana Code Section 26-1-9.1-502) shall be effective as a financing statement with respect to all goods constituting part of the Chattel Property which are or are to become fixtures related to the Real Estate described herein. This document covers goods which are or are to become fixtures. The Real Estate to which such fixtures are or are to be attached is that described in Exhibit A attached hereto, the record owner of which is Mortgagor.

         25. Time is of the Essence. Time shall be of the essence in Mortgagor's performance of its obligations under this Mortgage and all other Security Documents.

         26. Future Advances. Mortgagor and Mortgagee intend and agree that this Mortgage will secure unpaid balances of any loan advances from Mortgagee to Mortgagor, whether obligatory or not, and whether made pursuant to the Note, the Security Documents or otherwise, made after this Mortgage is delivered to the appropriate county recorder's office for record to the extent that the total unpaid principal constituting a portion of the Obligations which may be outstanding at any time, exclusive of interest, is Five Million and No/100 Dollars ($5,000,000.00), provided that this Mortgage will also secure unpaid balances of advances made for the payment of taxes, assessments, insurance, costs, attorneys fees or other reimbursable expenses incurred or advanced for the protection of the Mortgaged Premises. Mortgagor further covenants and agrees to repay all such loan advances with interest, and that the covenants contained in this Mortgage shall apply to such loan advances and other Obligations.

                       IN WITNESS WHEREOF, Mortgagor has executed this instrument this 27th day of February, 2003.

                                             SYNDICATED BLOOMINGTON I LLC

                                             By: /s/ Thomas P. Tanis, Jr.
                                                --------------------------------
                                                 Thomas P. Tanis, Jr., Manager

STATE OF INDIANA        )
                        ) SS:
COUNTY OF MARION        )

         Before me the undersigned, a Notary Public in and for said County and State, personally appeared Thomas P. Tanis, Jr., the Manager of SYNDICATED BLOOMINGTON I LLC, a Delaware limited liability company, who acknowledged the execution of the above and foregoing Real Estate Mortgage, Security Agreement and Fixture Filing on behalf of said limited liability company.

         Witness my hand and Notarial Seal this 27th day of February, 2003.

My Commission Expires:                     /s/ Bradley S. Fuson
                                              ----------------------------------
                                                Notatry Public
----------------------

My County of Residence:
   [SEAL] BRADLEY S. FUSON, Notary Public          -----------------------------
          My Commission Expires: August 28, 2006          Printed
          Residing in Hamilton County

This Instrument Prepared By:                   Bradley S. Fuson, Esq.
                                               Krieg DeVault LLP
                                               One Indiana Square, Suite 2800
                                               Indianapolis, Indiana 46204
                                               (317)636-4341

Exhibit A: Legal Description of the Real Estate

                                    EXHIBIT A

Lots Numbered Thirty (30) and Thirty-one (31) in Northwest Park Subdivision as shown by the recorded plat thereof, recorded in Plat Cabinet "C", Envelope 146 and as amended by Amendment to a Plat recorded in Plat Cabinet "C", Envelope 155, in the Office of the Recorder of Monroe County, Indiana.